UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 17, 2018

AIS HOLDINGS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55769	36-4877329
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2-41-7-336, Shinsakae

Naka-ku, Nagoya-shi, Aichi, 460-0007, Japan

(Address of Principal Executive Offices)

Telephone: +81-50-5327-4459

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 16, 2018, AIS Japan Co., Ltd., a Japan Corporation (“AIS Japan”) which is a wholly owned subsidiary of AIS Holdings Group, Inc. (“the Company”), entered into a Software Development Agreement (the “Agreement”) with Herol Gaibin, whereas Herol Gaibin will improve upon the Company’s existing Software Platform Package which is owned by AIS Japan. The fee to further develop the software is in amount of 5,000,000 JPY (approximately $45,000).

A copy of translated the Agreements are attached hereto and is hereby incorporated by this reference. All references to the Agreement and other exhibits to this Current Report are qualified, in their entirety, by the text of such exhibits.

Item 9.01. Financial Statements and Exhibits.

A. None

B. Exhibits

NUMBER	EXHIBIT
10.1	Software Development Agreement - translated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIS Holdings Group, Inc.

Dated: August 17, 2018

By: /s/ Takehiro Abe

Takehiro Abe

President and Director